Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net Periodic Benefit Cost:
Service cost	$ 1,572	$ 487	$ 273
Interest cost	336	104	57
Projected return on plan assets	(58)	(28)	(47)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	37	11	27
Net periodic benefit cost	$ 1,887	$ 574	$ 310